CERTIFICATION OF CHIEF EXECUTIVE OFFICER

I, W. Gerald Newmin, Chief Executive Officer of SYS (the "Registrant"), do hereby certify in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, based on my knowledge:

1.     the Quarterly Report on Form 10-QSB of the Registrant for the period ended September 30, 2002 (the "Report") fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

2.     the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated: November 8, 2002                                                             By: /s/ W. Gerald Newmin
                                                                                                           W. Gerald Newmin
                                                                                                           Chief Executive Officer